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                                                                    EXHIBIT 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                  OF ICO, INC.
                       PURSUANT TO 18 U.S.C. Section 1350


In connection with the accompanying report on Form 10-Q for the period ending June 30, 2002 and filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Timothy J. Gollin, the Chief Executive Officer of ICO, Inc. (the "Company"), hereby certify, to my knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company in respect of those items required to be described or presented in such Report under Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934.





                                          /s/ Timothy J. Gollin
                                       ----------------------------------------
                                       Name:  Timothy J. Gollin
                                       Date:    August 14, 2002


This certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed to be a part of the Report or "filed" for any purpose whatsoever.